Exhibit 32


                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Solitron Devices, Inc. (the "Company") on Form 10-KSB for the period ended February 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shevach Saraf, as Chairman, President, Chief Executive Officer, Treasurer and Chief Financial Officer of Solitron Devices, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2005

                                            /s/Shevach Saraf
                                            ---------------------------------
                                            Shevach Saraf
                                            Chairman, President,
                                            Chief Executive Officer,
                                            Treasurer and
                                            Chief Financial Officer